UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2018

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-51470 (Commission File Number)	34-1940305 (IRS Employer Identification No.)

7555 Innovation Way Mason, OH (Address of principal executive offices)	45040 (Zip Code)

Registrant's telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2018, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of AtriCure, Inc. (the “Company”) approved the grant of performance share awards (the “2018 PSAs”) to the Company’s named executive officers and certain other employees pursuant to the Company’s 2014 Stock Incentive Plan.

The form of award agreement for the 2018 PSAs (the “2018 PSA Grant Form”) provides, among other things, that (i) each 2018 PSA that vests represents the right to receive one share of the Company’s common stock; (ii) the 2018 PSAs vest based on the Company’s achieving specified performance measurements over a performance period of three years, beginning January 1, 2018; (iii) the performance measurements include revenue CAGR as defined in the 2018 PSA Grant Form; (iv) threshold, target and maximum payout opportunities established for the 2018 PSAs will be used to calculate the number of shares that will be issuable when the award vests, which may range from 0% to 200% of the target amount; (v) any 2018 PSAs that are earned are scheduled to vest and be settled in shares of the Company’s common stock at the end of the performance period; and  (vi) all or a portion of the 2018 PSAs may vest following a change of control or a termination of service by reason of death or disability (each as described in greater detail in the 2018 PSA Grant Form).

Effective March 1, 2018, the Committee granted the following target number of 2018 PSAs to the Company’s named executive officers as follows:

Name and Title	Target Number of PSAs
Michael H. Carrel President and Chief Executive Officer	31,761
M. Andrew Wade Senior Vice President and Chief Financial Officer	11,998
Douglas J. Seith Chief Operating Officer	11,998
Justin J. Noznesky Senior Vice President, Marketing and Business Development	8,575
Salvatore (Sam) Privitera Chief Technology Officer	7,058

The foregoing summary of the 2018 PSA Grant Form does not purport to be complete and is qualified in its entirety by reference to the text of the 2018 PSA Grant Form as attached to and filed with this Form 8-K as Exhibit 10.1.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

No.Description

10.12018 Form of Performance Share Award Grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated:	March 2, 2018	By:	/s/ M. Andrew Wade
M. Andrew Wade
Senior Vice President and Chief Financial Officer